Third Amendment
To
Third Amended And Restated Credit Agreement
Dated as of November 4, 2019
Among
Oasis Petroleum North America LLC,
As Borrower,
The Guarantors Party Hereto,
Wells Fargo Bank, N.A.,
As Administrative Agent and Issuing Bank,
And
The Lenders Party Hereto

THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT to THIRD AMENDED AND RESTATED Credit Agreement (this “Third Amendment”) dated as of November 4, 2019, is among OASIS PETROLEUM NORTH AMERICA LLC, a Delaware limited liability company (the “Borrower”); the Guarantors party hereto (the “Guarantors” and collectively with the Borrower, the “Credit Parties”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) party hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of October 16, 2018 (as amended, amended and restated, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.The Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto desire to amend certain provisions of the Credit Agreement as set forth herein effective as of the Third Amendment Effective Date (as defined below).
C.The Borrower has requested that the Aggregate Elected Commitment Amounts be reduced from $1,350,000,000 to $1,100,000,000.00.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Third Amendment. Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.
Section 2.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the conditions precedent contained in Section 3 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 2.
2.1 Amendments to Section 1.02 (Certain Defined Terms).
(a) The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, Second Amendment and Third Amendment and as the same may from time to time be further amended, modified, supplemented or restated.
“Aggregate Elected Commitment Amounts” at any time shall equal the sum of the Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.06(c). As of the Third Amendment Effective Date, the Aggregate Elected Commitment Amounts are $1,100,000,000.
(b) The following definition is hereby added to Section 1.02 of the Credit Agreement where alphabetically appropriate to read as follows:
“Third Amendment” means that certain Third Amendment to Third Amended and Restated Credit Agreement, dated as of October [ ], 2019 among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
2.2 Amendment to Section 2.02. Section 2.02(c) of the Credit Agreement is hereby amended to replace the reference to “six (6)” with “ten (10)” in lieu thereof.
2.3 Amendments to Section 9.04.
(a) Section 9.04(b)(i)(B) of the Credit Agreement is hereby amended and restated in its entirety as follows:
        “(B) [reserved],”
(b) Section 9.04(b)(i)(D) of the Credit Agreement is hereby amended and restated in its entirety as follows:
        “(D) the Parent may Redeem the Senior Notes, Permitted Refinancing Debt or Convertible Notes to the extent that (w) no Default or Event of Default exists or results therefrom, (x) before and after giving effect to such Redemption, the current total Revolving Credit Exposures shall not exceed 85% of the total Commitments (i.e., the least of (i) the Aggregate Maximum Credit Amounts, (ii) the then effective Borrowing Base and (iii) the Aggregate Elected Commitment Amounts) at such time, (y) the consideration paid by the Parent with respect to such Redemption shall (i) consist of cash and (ii) not exceed an aggregate amount of $300,000,000, excluding all accrued interest or transaction costs associated with the Redemption, and (z) after giving pro forma effect to such Redemption, the Leverage Ratio shall not be greater than 3.25 to 1.0 (provided that, for the avoidance of doubt, pro forma compliance with the Leverage Ratio pursuant to this Section 9.04(b)(i)(D) shall be required regardless of whether the Leverage Ratio would be tested under or pursuant to Section 9.01(c)) , or”

Section 3.Conditions Precedent. This Third Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Third Amendment Effective Date”):
3.1 Executed Counterparts of Third Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor and the Lenders constituting the Majority Lenders (in such number as may be requested by the Administrative Agent) executed counterparts of this Third Amendment signed on behalf of such Person.
3.2 No Default. No Default shall have occurred and be continuing as of the date hereof prior to and after giving effect to the terms of this Third Amendment.
3.3 Further Assurances. The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.Aggregate Elected Commitment Amounts. The Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto hereby agree that the Aggregate Elected Commitment Amounts shall be reduced from $1,350,000,000 to $1,100,000,000.00 (ratably among the Lenders in accordance with each Lender’s Applicable Percentage) effective as of the Third Amendment Effective Date.
Section 5.Miscellaneous.
5.1 Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
5.2 No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Third Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Third Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Third Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the

Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
5.3 Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, the Guaranty and Security Agreement, the Mortgages and each other Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
5.4 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5 No Oral Agreement. This Third Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.6 GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.7 Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.8 Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.9 Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.10 Loan Document. This Third Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
5.11 No Novation. The parties hereto agree that this Third Amendment does not in any way constitute a novation of the existing Credit Agreement, but is an amendment of the Credit Agreement.
[Signatures Begin Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.
BORROWER:
OASIS PETROLEUM NORTH AMERICA LLC

By:
Name:	Michael Lou
Title:	Executive Vice President and
Chief Financial Officer

GUARANTORS:
OASIS PETROLEUM INC.
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OASIS MIDSTREAM SERVICES LLC
OMS HOLDINGS LLC
OASIS PETROLEUM PERMIAN LLC

By:
Name:	Michael Lou
Title:	Executive Vice President and
Chief Financial Officer

OMP GP LLC

By:
Name:	Michael Lou
Title:	President

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT,
SWINGLINE LENDER,
ISSUING BANK AND LENDER:
WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Bank, a Swingline Lender and a Lender

By:
Name:	Edward Pak
Title:	Director

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

LENDERS:
CITIBANK, N.A., as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Swingline Lender and a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

COMPASS BANK, as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

ING CAPITAL LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

CITIZENS BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

ZB, N.A. DBA AMEGY BANK, as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

BOKF, NA dba Bank of Texas, as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

COMERICA BANK, as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

IBERIABANK, as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

Goldman Sachs Bank USA, as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

Morgan Stanley Bank, N.A., as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

FIFTH THIRD BANK, as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)

MIZUHO BANK, LTD., as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
        (Oasis Petroleum North America LLC)